Exhibit 10.2

SECOND AMENDMENT TO THE

ENTRUSTED INVESTMENT AGREEMENT

THIS SECOND AMENDMENT (“Second Amendment”), is entered into effective as of April 10, 2026 (the “Effective Date”) by and between AIXCRYPTO HOLDINGS, INC. (“AIXC”), GOLD KING ARTHUR HOLDING LIMITED (“GKA”), and SONG WANG (the “Shareholder”). Unless otherwise defined herein, the terms of the Agreement are incorporated herein by reference as therein defined.

RECITALS

WHEREAS, AIXC, GKA, and the Shareholder entered into that certain Entrusted Investment Agreement on or about January 30, 2026, which was subsequently amended by a First Amendment dated April 10, 2026 (collectively, the “Agreement) pursuant to which AIXC entrusts GKA to manage certain investments;

WHEREAS, AIXC, GKA, and the Shareholder desire to further amend the Agreement as set forth herein;

NOW THEREFORE, for sufficient consideration acknowledged herein, the parties hereto, intending to be legally bound, hereby amend the Agreement as follows:

1.	Section 1.1. of the Agreement is hereby amended to restate the definition of FFAI Shares in its entirety as follows:

“FFAI Shares” means the Class A common stock of FFAI, par value $0.0001, any series of preferred stock of FFAI, and any loans, debt instruments, or convertible promissory notes issued by FFAI, acquired, held, converted (if applicable) or disposed of by GKA in connection with the Investment pursuant to this Agreement and the Transaction Agreements.

2.	Effect on the Agreement. Except as amended hereby, the Agreement shall continue to be in full force and effect.

3.	Severability. If any provision of this Second Amendment shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

4.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of law thereof. Any dispute, controversy, or claim arising out of or relating to this Amendment shall be resolved exclusively by final and binding arbitration administered by JAMS. The arbitration shall be conducted by a single arbitrator, selected in accordance with its Comprehensive Arbitration Rules and Procedures, and shall take place in New York, New York. The arbitration and all related proceedings shall be confidential, except to the extent disclosure is required by law or necessary to enforce an arbitral award. Judgment upon the arbitrator’s award may be entered in any court of competent jurisdiction. The parties expressly agree that this arbitration provision shall be governed by and enforceable under the Federal Arbitration Act (the “FAA”), and to the extent any state arbitration law is inconsistent with the FAA, the FAA shall govern. Except to the extent otherwise required pursuant to the applicable JAMS rules and procedures and applicable law, each party shall bear its own costs in any arbitration proceeding held hereunder and the parties shall share the costs of the arbitrator.

5.	Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This Second Amendment may be executed and delivered by facsimile or electronic mail (including .pdf or any electronic signature, e.g., www.docusign.com) and upon such delivery the signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature page follows]

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IN WITNESS WHEREOF, AIXC, GKA, and the Shareholder have duly executed this Second Amendment as of the Effective Date.

AIXCRYPTO HOLDINGS, INC.		GOLD KING ARTHUR HOLDING LIMITED

By:	/s/ Kevin A. Richardson II	By:	/s/ Song Wang
Name:	Kevin A. Richardson II	Name:	Song Wang
Title:	CEO	Title:	Director

SONG WANG

By:	/s/ Song Wang
Name:	Song Wang

Signature page – Second Amendment to the Entrusted Investment Agreement

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